Goodwill	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
7.	GOODWILL

Goodwill allocated to reportable segments as of December 31, 2015 and 2014 and changes in the carrying amount of goodwill during the years ended December 31, 2015 and 2014 are as follows:

	Sense & Power and Automotive (SP&A)	Embedded Processing Solutions (EPS)	Others	Total
December 31, 2013	2	88	—	90
Foreign currency translation	—	(8)	—	(8)

December 31, 2014	2	80	—	82
Foreign currency translation	—	(6)	—	(6)

December 31, 2015	2	74	—	76

Goodwill as at December 31, 2015 and 2014 is net of accumulated impairment losses of $102 million, of which $96 million relates to the EPS segment and $6 million to Others. In 2015, no impairment loss was recorded by the Company on any of its reporting units’ goodwill.

During the third quarter of 2015, the Company performed its annual impairment campaign. The Company did not elect to perform a qualitative assessment. The impairment test was conducted following a two-step process. In the first step, the Company compared the fair value of the reporting unit tested to its carrying value. Based upon the first step of the goodwill impairment test, no impairment was recorded since the fair value of the reporting unit exceeded its carrying value.